UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2025
Date of Report (Date of earliest event reported)
_________________________

Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2024, Krispy Kreme, Inc. (the “Company”) reported that Matthew Spanjers would be resigning from his position as the Company’s Chief Growth Officer and President, International, on or about December 31, 2024. Mr. Spanjers has resigned from those positions but will remain an employee of and provide services to the Company through March 31, 2025 (the “Separation Date”), pursuant to an Agreement and General Release entered into on January 10, 2025 (the “Transition Agreement”). This transition is consistent with the other recently announced changes to the Company’s Global Leadership Team.
Pursuant to the Transition Agreement, within 60 days following the date that the Company receives an executed termination certificate (a form of which is attached as Exhibit A to the Transition Agreement) from Mr. Spanjers, he will receive (less applicable deductions): (i) a severance payment of $800,000; (ii) COBRA coverage totaling $40,717; and (iii) outplacement services at a cost to the Company of $17,500. In addition, Mr. Spanjers’ outstanding restricted equity awards under the Company’s Long-Term Incentive Plan and the Company’s 2021 Omnibus Incentive Plan will vest on a pro rata basis based upon days worked during the awards’ respective vesting periods through the Separation Date.
In exchange for the separation benefits set forth above, Mr. Spanjers has (i) provided the Company with a general release and waiver of claims (which is to be provided again as of the Separation Date), and (ii) agreed to be bound by restrictive covenants, including those relating to non-disparagement, confidentiality, cooperation, and non-solicitation of customers and employees.
The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1†	Agreement and General Release, dated as of January 10, 2025, by and between Krispy Kreme Doughnut Corporation and Matthew Spanjers
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
_________________________________________
†    Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: January 15, 2025

By:    /s/ Jeremiah Ashukian

Name:	Jeremiah Ashukian
Title:	Chief Financial Officer